                                                                     EXHIBIT 1.1



                             UNDERWRITING AGREEMENT


                        SERVICE CORPORATION INTERNATIONAL

                                 Debt Securities



                                                                December 8, 1998


To the Underwriter or
Underwriters named in
the within mentioned
Terms Agreement

Ladies and Gentlemen:

                  Service Corporation International, a Texas corporation (the "Company"), may issue and sell from time to time its debt securities, consisting of (i) unsecured senior debt securities (the "Senior Debt Securities"), (ii) unsecured senior subordinated debt securities (the "Senior Subordinated Debt Securities") and (iii) subordinated debt securities (the "Subordinated Debt Securities" and, together with the Senior Debt Securities and the Senior Subordinated Debt Securities, the "Debt Securities"). The Debt Securities are registered under the registration statement referred to in Section 4(i) hereof. The Debt Securities may be issued in one or more series and may have varying designations, denominations, interest rates and payment dates, maturities, redemption provisions, conversion provisions, exchange provisions and selling prices. The Senior Debt Securities will be issued under an indenture (the "Senior Indenture") to be entered into between the Company and The Bank of New York, as trustee (the "Senior Trustee"). The Senior Subordinated Debt Securities will be issued under an indenture (the "Senior Subordinated Indenture") to be entered into between the Company and Chase Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association, as trustee (the "Senior Subordinated Trustee"). The Subordinated Debt Securities will be issued under an indenture , the "Subordinated Indenture" and, together with the Senior Indenture and the Senior Subordinated Indenture, the "Indentures") to be entered into between the Company and Chase Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association, as trustee (the "Subordinated Trustee" and, together with the Senior Trustee and the Senior Subordinated Trustee, the "Trustees"). The Senior Subordinated


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Debt Securities and the Subordinated Debt Securities may be convertible into shares of common stock, par value $1.00 per share, of the Company (the "Common Stock"). The basic provisions set forth herein are intended to be incorporated by reference in a terms agreement of the type referred to below relating to, among other things, the designation and series of Debt Securities and the aggregate principal amount of Debt Securities (the "Underwritten Securities") to be issued and sold by the Company pursuant thereto and to be purchased, severally, by the underwriter or several underwriters named therein (the "Underwriters"). The Terms Agreement, which shall be in the form of Exhibit I hereto (the "Terms Agreement"), relating to the Underwritten Securities and such additional aggregate principal amount of Debt Securities that the Underwriters may be granted an option to purchase by the Company to cover over-allotments in connection with any offering of Underwritten Securities (the "Option Securities" and together with the Underwritten Securities, the "Offered Securities"), together with the provisions hereof incorporated therein by reference (which provisions shall not become effective until so incorporated by reference), is herein referred to as this "Agreement." The Terms Agreement may reflect that a portion of the Underwritten Securities are to be sold to the several U.S. underwriters named therein (the "U.S. Underwriters") in connection with the offering and sale of a portion of the Underwritten Securities in the United States and Canada (the "U.S. Underwritten Securities") to United States and Canadian persons (as defined in the instruments governing the coordination of the offering by the U.S. Underwriters and the International Managers (as defined below) named therein) and that the balance of the Underwritten Securities (the "International Underwritten Securities") are to be sold to the several international managers named therein (the "International Managers") in connection with the offering and sale of such International Underwritten Securities outside the United States and Canada to persons other than United States and Canadian persons. In such event, as used herein, the term "Underwriters" refers to the U.S. Underwriters and the International Managers, and the term "Representatives" refers to the U.S. Representatives named therein of the U.S. Underwriters and the International Representatives named therein of the International Managers. If the Underwriters consist only of the firm or firms referred to in the Terms Agreement as the Representative or Representatives, then the terms "Underwriters" and "Representatives," as used herein, shall be deemed to refer to such firm or firms.

                  The obligations of the Underwriters to purchase, and the Company to sell, the Offered Securities are evidenced by

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the Terms Agreement delivered at the time the Company determines to sell the
Offered Securities and, without the execution and delivery of the Terms Agreement, the Company shall not be obligated to sell, and the Underwriters shall not be obligated to purchase, any Debt Securities pursuant to this Agreement. The Terms Agreement specifies the firm or firms which will be Underwriters, the aggregate principal amount of the Offered Securities to be purchased by each Underwriter, the purchase price to be paid by the Underwriters for the Offered Securities, the public offering price, if any, of the Offered Securities and any terms of the Offered Securities not otherwise specified in the applicable Indenture (including, but not limited to, designations, denominations, conversion or exchange provisions, covenants, interest rates and payment dates, maturity, redemption provisions and sinking fund requirements). The Terms Agreement specifies any details of the terms of the offering that should be reflected in a post-effective amendment to the applicable Registration Statement or the Prospectus Supplement (each as hereinafter defined).

                  The terms which follow, when used in this Agreement, shall have the meanings indicated. "Registration Statement" shall mean the registration statement or registration statements relating to the Offered Securities (and such other securities of the Company as may be included therein), which shall be the registration statement on Form S-3 filed under the Securities Act of 1933, as amended (collectively with the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, the "Securities Act"), referred to in Section 4(i) below, including all documents incorporated therein by reference and all exhibits thereto, as from time to time amended or supplemented pursuant to the Securities Act, the Securities Exchange Act of 1934, as amended (collectively with the rules and regulations of the Commission thereunder, the "Exchange Act"), or otherwise, including as supplemented by the Prospectus Supplement, on or prior to the date of execution and delivery of the Terms Agreement (the "Representation Date") and, in the event any such amendment or supplement is filed prior to the Closing Date (as defined in Section 3 hereof), including by the filing of any Prospectus Supplement or document incorporated by reference, shall also mean such registration statement as so amended or supplemented. "Prospectus" shall mean the prospectus (including the related Prospectus Supplement with respect to the Offered Securities) relating to the Debt Securities (and such other securities of the Company as may be covered thereby), including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the Securities Act, the Exchange Act or


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                                      -4-


otherwise; provided, however, that a Prospectus Supplement shall be deemed to have supplemented the Prospectus only with respect to the Offered Securities to which it relates. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Registration Statement, or the issue date of any preliminary prospectus or the Prospectus, as the case may be, and on or prior to the completion of the applicable offering (which shall be deemed to be not earlier than such time as no Underwriter or dealer is required by law to deliver a prospectus in connection with sales of the Offered Securities) and which is deemed to be incorporated therein by reference.

                  1. Agreements to Sell and Purchase. The Company agrees to issue and sell to each Underwriter as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase at the purchase price set forth in the Terms Agreement, severally and not jointly, from the Company the respective aggregate principal amount of Underwritten Securities set forth opposite the name of such Underwriter on the annex or annexes to Exhibit I hereto (or such aggregate principal amount of Underwritten Securities, as the case may be, increased as set forth in Section 9 hereof, subject to such adjustments to eliminate any fractional Offered Securities as the Representatives in their sole discretion may make).

                  If, pursuant to the Terms Agreement, the Company shall have granted the option to the Underwriters to purchase Option Securities, the Company agrees to sell to the Underwriters designated in the Terms Agreement to purchase Option Securities (each an "Option Securities Underwriter" and collectively, the "Option Securities Underwriters") the Option Securities, and the Option Securities Underwriters shall have a one-time right to purchase, severally and not jointly, the Option Securities on the terms set forth in the Terms Agreement. Option Securities may be purchased as provided below solely for the purpose of covering over-allotments made in connection with the offering of the Underwritten Securities. If any Option Securities are to be purchased, subject to the conditions hereinafter stated, each Option Securities Underwriter agrees, severally and not jointly, to purchase the number of Option Securities (subject to such adjustments to eliminate any fractional Offered Securities as the Representatives designated in the Terms Agreement in their sole discretion may make) that bears


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                                      -5-



the same proportion to the total number of Option Securities to be purchased as the number of Underwritten Securities set forth in the annex or annexes to
Exhibit I hereto opposite the name of such Option Securities Underwriter bears to the total number of Underwritten Securities to be purchased by all Option Securities Underwriters.

                  The Option Securities Underwriters may exercise the option to purchase the Option Securities at any time on or before the thirtieth day following the Representation Date, by written notice from the Representatives designated in the Terms Agreement to the Company. Such notice shall set forth the aggregate number of Option Securities as to which the option is being exercised and the date and time when the Option Securities are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full Business Day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

                  2. Terms of Public Offering. The Company understands that the Underwriters intend (i) to make a public offering of the Offered Securities as soon after the Prospectus Supplement has been filed and the Terms Agreement has been executed and delivered as in the judgment of the Representatives is advisable and (ii) initially to offer the Offered Securities upon the terms set forth in the Prospectus Supplement and the Underwriters will advise the Company as to any alteration in the terms of such offering that would require, pursuant to the Securities Act, any amendment or supplement to the Prospectus Supplement.

                  3. Delivery of the Offered Securities and Payment Therefor. Payment for the Offered Securities shall be made to the Company or to the Company's order by wire transfer of immediately available funds in such location as the Representatives shall designate in the Terms Agreement at, in the case of the Underwritten Securities, such time and date as are specified in the Terms Agreement, or at such other time on the same or such other date, not later than the fifth Business Day (as hereinafter defined) thereafter, as the Representatives and the Company may agree upon in writing or, in the case of the Option Securities, on the date and at the time specified by the Representatives designated in the Terms Agreement to exercise such option in the written notice by such Representatives of the election


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to purchase such Option Securities by the Option Securities Underwriters. The
time and date of such payment for the Underwritten Securities are referred to herein as the "Closing Date" and the time and date for such payment for the Option Securities, if other than the Closing Date, are herein referred to as the "Additional Closing Date." As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

                  Payment for the Offered Securities to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Offered Securities to be purchased on such date registered in such names and in such denominations as the Representatives shall request in writing not later than two full Business Days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the transfer to the Underwriters of the Offered Securities duly paid by the Company. The Company hereby agrees to pay any such transfer taxes. The certificates for the Offered Securities will be made available for inspection and packaging by the Representatives not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date or the Additional Closing Date, as the case may be.

                  4. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the Representation Date and as of the Closing Date that:

                  (i) A registration statement on Form S-3 (Registration No. 333-65711), including a prospectus, with respect to the Debt Securities (and such other securities of the Company as may be covered thereby),
         (i) has been prepared by the Company in conformity with the requirements of the Securities Act, (ii) has been filed with the Commission and (iii) has become effective. Such Registration Statement and the related prospectus may have been amended or supplemented from time to time prior to the Representation Date; any such amendment to the applicable Registration Statement was so prepared and filed and any such amendment has become effective. A prospectus supplement (the "Prospectus Supplement"), including a prospectus, relating to the Offered Securities has been prepared. The Prospectus Supplement and, if not previously filed, such prospectus will be filed pursuant to Rule 424 under the Securities Act. If the offering of the Offered Securities is to be made by U.S. Underwriters and International Managers, two such prospectus supplements, one relating to the Offered Securities to be sold by the U.S. Underwriters and one relating to the Underwritten Securities to be sold by the International Managers, and each identical to the other except for the cover page, have been so prepared and filed. In such event, the term "Prospectus Supplement" refers to such international and U.S. prospectus supplements. Copies of such Registration Statement and the Prospectus relating thereto, any such amendment or supplement, the Prospectus Supplement and all documents incorporated by reference therein which were filed with the Commission on or prior to the Representation Date (including one fully executed copy of the Registration Statement and of each amendment thereto for counsel for the Underwriters) have been delivered to each of the Representatives. The Company has included in the Registration Statement, as amended at the date the Registration Statement was declared effective (the "Effective Date"), all information (other than information relating specifically to the terms of any particular series of Debt Securities and the offering thereof) required by the Securities Act to be included in the Prospectus with respect to the Offered Securities (and the Common Stock, if applicable) and the offering and sale thereof. Except to the extent that the Underwriters shall agree in writing to a modification, the Registration Statement and the Prospectus shall be in all substantive respects in the form furnished to the Underwriters prior to the Representation Date or, to the extent not completed at the Representation Date, shall contain only such specific additional information and other changes as the Company has advised the Underwriters, a reasonable time prior to the Representation Date, is to be included or made therein and as to which the Underwriters have not reasonably objected.

                  (ii) The Registration Statement, at the time it became effective, any post-effective amendment thereto, at the time it became effective, the Registration Statement and the Prospectus, as of the Representation Date and at the Closing Date, and any amendment or supplement thereto, conformed or will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended, and the Rules and Regulations of the Commission thereunder (the "Trust Indenture Act"); and no such document included or will include an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the

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         Prospectus, in the light of the circumstances under which they were made) not misleading; provided, however, that the Company makes no representation or warranty as to (a) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information relating to any Underwriter furnished to the Company by or on behalf of any Underwriter expressly for use therein and (b) that part of the Registration Statement that constitutes the Statement of Eligibility on Form T-1 of any of the Trustees under the Trust Indenture Act filed as an exhibit to the Registration Statement (the "Form T-1").

                  (iii) No order preventing or suspending the use of any preliminary prospectus has been issued by the Commission.

                  (iv) (A) No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for that purpose are pending before or threatened by the Commission and (B) each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and did not, or will not when so filed, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (v) PricewaterhouseCoopers, who are reporting upon the audited financial statements and the supporting schedules of the Company included or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants within the meaning of the Securities Act. The financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus, present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; and said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis, except as set forth therein, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein. If pro forma financial information is included in or incorporated by reference into the Registration

         Statement and the Prospectus, such pro forma financial information (including, without limitation, the notes thereto) as of the date presented (A) presented fairly in all material respects the information shown therein, (B) was prepared in accordance with applicable requirements of Regulation S-X promulgated under the Exchange Act, (C) was prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and (D) was properly computed on the bases described therein. In the opinion of the Company, the assumptions used in the preparation of any such pro forma financial information (including, without limitation, the notes thereto) were fair and reasonable and the adjustments used therein were appropriate to give effect to the transactions or circumstances referred to therein. No pro forma financial statements or other pro forma financial information is required to be included or incorporated by reference in the Registration Statement and the Prospectus other than those included or incorporated by reference therein.

                  (vi) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Texas, has the corporate power and authority to own its property and to conduct its business as described in the Registration Statement and the Prospectus and to enter into this Agreement and the Terms Agreement, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing could not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole (each, a "Material Adverse Effect").

                  (vii) Each direct and indirect foreign and domestic subsidiary of the Company listed on Schedule I hereto, which constitute all of the significant subsidiaries of the Company within the meaning of Rule 1-02 of Regulation S-X under the Exchange Act (each, a "Subsidiary" and collectively, the "Subsidiaries") has been duly incorporated or organized, is validly existing as a corporation or entity in good standing under the laws of the jurisdiction of its incorporation or organization, has the corporate or other power and authority to own its property and to conduct its business as described in the Registration Statement and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so incorporated, be in existence, have such power and authority, be so qualified or be in good standing could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and, except as set forth in the Registration Statement and the Prospectus, are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests, claims and restrictions on transferability and voting (other than any restrictions on transferability as may arise under state and federal securities laws). Except as set forth in the Registration Statement and the Prospectus, there are no outstanding (i) securities or obligations convertible into or exchangeable or exercisable for any shares of capital stock of, or other interest in, the Company or any Subsidiary, (ii) rights, warrants or options to acquire or purchase any shares of capital stock of, or other interest in, the Company or any Subsidiary or any such convertible, exchangeable or exercisable securities or obligations, or
         (iii) obligations or understandings to issue or sell any shares of capital stock of, or other interest in, the Company or any Subsidiary, any such convertible, exchangeable or exercisable securities or obligations, or any such warrants, rights or options, except as have been disclosed to the Underwriters in writing prior to the date hereof and except for (A) issuances of shares of Common Stock and options to acquire Common Stock after the date of the most recent information set forth in the Registration Statement and the Prospectus pursuant to the Company's employee benefit plans as in effect on the date hereof and
         (B) issuances after the date of the most recent information set forth in the Registration Statement and the Prospectus of convertible debentures of the Company and Common Stock pursuant to the Company's Registration Statement on Form S-4 (Registration No. 333-66957) and the Company's Registration Statement on Form S-4 (Registration No. 333-01857) (together, the "S-4").

                  (viii) There are no partnerships in which the Company or any of the Subsidiaries has any direct or indirect controlling interest that would constitute a significant subsidiary within the meaning of Rule 1-02 of Regulation S-X under the Exchange Act. Except for the capital stock of the Subsidiaries and except as set forth in the Registration Statement and the Prospectus, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity.

                  (ix) This Agreement and the Terms Agreement have been duly and validly authorized, executed and delivered by the Company.

                  (x) Since the date of the latest consolidated financial statements of the Company and its subsidiaries included in the Registration Statement and the Prospectus, except as set forth in or expressly contemplated by the Registration Statement and the Prospectus, there has not been (A) any change in the Company's issued capital stock or options, except (I) pursuant to the exercise of options or the conversion or exchange of outstanding convertible or exchangeable securities of the Company or any of its subsidiaries, (II) issuances of shares of Common Stock and options to acquire Common Stock issued after the date of such financial statements pursuant to the Company's employee benefit plans as in effect on the date hereof and
         (III) issuances after the date of such financial statements of convertible debentures of the Company and Common Stock pursuant to the S-4, or (B) any material adverse change in the management, condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole (each, a "Material Adverse Change," and any event or state of facts which could, singly or in the aggregate, reasonably be expected to result in a Material Adverse Change is herein referred to as a "Prospective Material Adverse Change"), whether or not arising from transactions or events occurring in the ordinary course of business.

                  (xi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth therein, (A) there have been no transactions or contracts (written or oral) entered into or agreed to be entered into by the Company or any of the Subsidiaries (other than those in the ordinary course of business) which are material to the Company and its subsidiaries, taken as a whole and (B) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, other than regularly scheduled quarterly dividends in accordance with the past practice of the Company.

                  (xii) If the Prospectus contains a section entitled "Capitalization," as of the date of the Prospectus Supplement, the Company has the authorized, issued and outstanding capitalization set forth in the Prospectus under "Capitalization." The authorized capital stock of the Company (including, without limitation, the Common Stock issuable upon conversion or exchange of the Offered Securities, if applicable) conforms as to legal matters to the description thereof contained in the Registration Statement and the Prospectus, and all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are not subject to any preemptive or similar rights. The rights agreement dated as of May 14, 1998 between the Harris Trust and Savings Bank (the "Rights Agreement"), has been duly authorized, executed and delivered by the Company; the rights (the "Rights") to purchase the Company's Series D Junior Participating Preferred Stock (the "Series D Preferred Stock") outstanding thereunder and, if the Offered Securities are convertible into shares of Common Stock, to be issued upon issuance of the Common Stock upon conversion of such Offered Securities, have been duly authorized; the Series D Preferred Stock to be issued upon exercise of the Rights has been duly authorized; and the description of the Rights Agreement and the Rights set forth in the Registration Statement and the Prospectus is accurate in all material respects.

                  (xiii) All corporate action required to be taken for the authorization, issuance and sale of the Offered Securities pursuant to this Agreement and the Terms Agreement has been validly and sufficiently taken. The Offered Securities, when executed by the Company and authenticated by the applicable Trustee in accordance with the terms of the applicable Indenture (assuming the due authorization, execution and delivery of such Indenture by the Trustee thereunder), and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement and the Terms Agreement and the applicable Indenture (assuming the due authorization, execution and delivery thereof by the Trustee thereunder), will constitute the valid and binding obligations of the Company entitled to the benefits of the applicable Indenture and enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The Company has all the requisite corporate power and authority to execute and deliver the applicable Indenture and any supplemental indenture to such Indenture relating to the Offered Securities (the "Supplemental Indenture") and to incur and perform its obligations provided for therein. Each of the Indenture and the Supplemental Indenture relating to the Offered Securities, when executed by the Company and the Trustee thereunder (assuming the due authorization, execution and delivery of such Indenture and Supplemental Indenture by the Trustee thereunder), will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). If the Offered Securities are convertible into Common Stock, the Offered Securities are convertible into Common Stock in accordance with their terms and the terms of the applicable Supplemental Indenture relating to the Offered Securities.

                  (xiv) If the Offered Securities are convertible into Common Stock, the Common Stock issuable upon conversion of the Offered Securities pursuant to the terms of the Supplemental Indenture has been duly authorized and validly reserved for issuance upon such conversion by all necessary corporate action and such Common Stock, when duly issued upon such conversion will be validly issued and fully paid and nonassessable; no holder thereof will be subject to personal liability solely by reason of being such a holder; and the issuance of such Common Stock upon such conversion will not be subject to preemptive rights.

                  (xv) The Offered Securities and the Indenture and Supplemental Indenture relating thereto conform in all material respects to the descriptions thereof in the Prospectus.

                  (xvi) The execution and delivery by the Company of, and the full and timely performance by the Company of its obligations under, this Agreement and the Terms Agreement, the Indenture relating to the Offered Securities, the

         Supplemental Indenture relating to the Offered Securities and the Offered Securities, the compliance by the Company with the terms thereof, and the consummation of each of the transactions contemplated herein and therein, (A) have been duly authorized by all necessary corporate action on the part of the Company, (B) do not and will not result in any violation of the articles of incorporation or by-laws of the Company and (C) do not and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Company or of any Subsidiary under (I) any indenture, mortgage, loan agreement, note, lease, license, partnership agreement, franchise agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them may be bound or affected or to which any of their respective properties or assets may be subject (each, a "Contract" and collectively, the "Contracts"), other than any such conflict, breach, default, acceleration, prepayment, lien, charge or encumbrance that, could not individually or in the aggregate, reasonably be expected to result in any Material Adverse Effect, (II) any existing applicable law, rule or regulation (other than the securities or Blue Sky laws of the various states and other jurisdictions of the United States of America) or (III) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets.

                  (xvii) No authorization, approval, consent or license of, or filing with, any government, governmental instrumentality or court, domestic or foreign (other than as have been made and obtained and are in full force and effect under the Securities Act and the Trust Indenture Act or as may be required under the securities or Blue Sky laws of the various states and other jurisdictions of the United States of America) is required for the valid authorization, issuance, sale and delivery of the Offered Securities by the Company, the execution and delivery by the Company of, or the full and timely performance by the Company of each of its obligations under, this Agreement, the Terms Agreement, the Indenture relating to the Offered

         Securities, the Supplemental Indenture relating to the Offered Securities, and the compliance by the Company with its obligations thereunder.

                  (xviii) There are no contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

                  (xix) No holder of any securities of the Company has any rights, not effectively satisfied or waived, to require the Company to register the sale of any securities under the Securities Act in connection with the filing of the Registration Statement or the consummation of the transactions contemplated therein or pursuant to this Agreement or the Terms Agreement.

                  (xx) The Company and its subsidiaries are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health, or the environment or imposing liability or standards of conduct concerning Hazardous Material (collectively, "Environmental Laws"), except where such noncompliance with Environmental Laws could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended,
         (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl, (v) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

                  (xxi) Each of the Company and each of its subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except in each case where the failure to obtain licenses, permits, certificates, consents, orders, approvals and other authorizations, or to make all declarations and filings, could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus and except, in each case, where such revocation or modification could not, reasonably be expected to singly or in the aggregate, have a Material Adverse Effect; and the Company and each of its subsidiaries are in compliance with all laws and regulations relating to the conduct of their respective businesses as conducted as set forth in the Registration Statement and the Prospectus, except where noncompliance with such laws or regulations could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (xxii) To the best knowledge of the Company, each of the Company and each of its subsidiaries owns or possesses the patents, patent licenses, trademarks, service marks, trade names, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the "Intellectual Property") reasonably necessary to carry on the business conducted by each as conducted on the date hereof, except to the extent that the failure to own or possess such Intellectual Property could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, and, except as set forth in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property, except for notices the content of which if accurate could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (xxiii) Except as set forth in the Registration Statement and the Prospectus, no authorization, approval or consent of any governmental authority or agency is required (other than those which have already been obtained) under the laws of any jurisdiction in which the Company or any of the Subsidiaries conduct their respective businesses in connection with the ownership by the Company of capital stock of any Subsidiary, any foreign exchange controls or the repatriation of any amount from or to the Company and the Subsidiaries, except to the extent such authorizations, approvals or consents have been obtained and are in full force and effect and except to the extent that the failure to obtain such authorization, approval or consent could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (xxiv) The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Offered Securities (or the Common Stock, if applicable), and the Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Offered Securities other than any preliminary prospectus filed with the Commission or the Prospectus or other materials permitted under the Securities Act.

                  (xxv) Except as set forth in the Registration Statement and the Prospectus, there is no action, suit or proceeding before or by any government, governmental or regulatory instrumentality, agency or body or court, domestic or foreign, or any arbitrator, now pending or, to the best knowledge of the Company, threatened, against or affecting the Company or any subsidiary of the Company or any affiliate of the Company that, singly or in the aggregate with all such actions, suits and proceedings (i) could reasonably be expected to have a Material Adverse Effect or could reasonably be expected to have a material adverse effect on the consummation of the transactions contemplated by this Agreement and the Terms Agreement or (ii) is required to be described in the Registration Statement or the Prospectus that is not so described.

                  (xxvi) Neither the Company nor any subsidiary of the Company
         (i) is in violation of its articles of incorporation, by-laws or other organizational documents or (ii) is or with the giving of notice or lapse of time or both would be in violation of, or in breach of or in default under or in the performance or observance of, any obligation, agreement, covenant or condition contained in this Agreement, the Terms Agreement or any Contract or of any permit, order, decree, judgment, statute, rule or regulation, foreign or domestic, applicable to the Company or any Subsidiary, except for such violations, breaches or defaults that, could not singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  (xxvii) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended or a holding company or a subsidiary of a holding company under the Public Utility Holding Company Act of 1935.

                  (xxviii) The Company has complied with all provisions of
         Section 517.075, Florida Statutes (Chapter 92-1933 8, Laws of Florida).

                  (xxix) The statistical and market-related data included or incorporated by reference in the Registration Statement and the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate or represent the Company's good faith estimates that are made on the basis of data derived from such sources.

                  (xxx) The Company knows of no outstanding claims for services, in the nature of a finder's fee or origination fee or other similar claim, with respect to the transactions contemplated hereby and by the Terms Agreement, other than the underwriting fees and compensation to be paid to the Underwriters in accordance with this Agreement.

                  (xxxi) No labor disputes exist with employees of the Company or of the Subsidiaries that could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  Any certificate signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                  5. Agreements of the Company. The Company covenants and agrees with each Underwriter as follows:

                  (a) To use its reasonable best efforts to cause any legally necessary amendment to the Registration Statement to become effective at the earliest possible time.

                  (b) To furnish to each of the Representatives, without charge, as many signed copies of the Registration

         Statement (as originally filed) and each amendment thereto and each document incorporated or deemed incorporated therein, in each case including exhibits filed therewith or incorporated therein, as the Representatives may reasonably request, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) as the Representatives may reasonably request.

                  (c) To give the Underwriters prompt notice of the Company's intention to file or prepare any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the Securities Act, the Exchange Act or otherwise, to furnish the Underwriters and their counsel with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and not to file any such amendment or supplement or use any such prospectus to which the Underwriters or counsel for the Underwriters shall object. Subject to the foregoing sentence, the Company will cause each Prospectus Supplement relating to the Offered Securities to be filed with the Commission pursuant to the applicable paragraph of Rule 424 under the Securities Act within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing.

                  (d) To advise the Representatives and their counsel promptly, and to confirm such advice in writing, (i) when any Prospectus Supplement relating to the Offered Securities shall have been filed with the Commission pursuant to Rule 424 under the Securities Act, (ii) when, prior to the termination of the offering of the Offered Securities, any amendment to the Registration Statement shall have been filed with the Commission or become effective, (iii) of the receipt of any comments from the Commission or of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Prospectus or Prospectus Supplement or the initiation or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Offered Securities for offer and sale in any jurisdiction or the initiation of any proceeding for such purpose; and to use its reasonable best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (e) If, during such period after the first date of the public offering of the Offered Securities as in the opinion of the Underwriters' counsel a prospectus relating to the Offered Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur, information shall become known or condition exist as a result of which it is necessary or advisable to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary or advisable to amend or supplement the Prospectus to comply with law, forthwith, at the sole expense of the Company, to prepare, and, subject to Section 5(c) above, file with the Commission and furnish, without charge, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Offered Securities may have been sold by the Representatives on behalf of the Underwriters and to any other dealers, upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

                  (f) To endeavor to qualify the Offered Securities (and, if applicable, the Common Stock) for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall request and to continue such qualification in effect so long as required for distribution of the Offered Securities and to pay all fees and expenses (including fees and disbursements of counsel to the Underwriters) incurred in connection with such qualification; provided, however, that the Company shall not be required to file a general consent to service of process in any jurisdiction or subject itself to general taxation in any jurisdiction.

                  (g) To make generally available to its security holders and to the Representatives as soon as practicable, but not later than 15 months after the date of each Terms Agreement, an earnings statement, covering a period of at least 12 months beginning after the later of
         (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such Terms Agreement, which will satisfy the provisions of Rule 158 under the Securities Act and Section 11(a) of the Securities Act.

                  (h) For a period of 90 days after the Representation Date, without the prior written consent of the Representative designated in the Terms Agreement, not to, and not cause or permit any subsidiary of the Company to, directly or indirectly, effect any offer, sale or other disposition of, or registration of, any Debt Securities or any other long term debt, notes or debentures of or guaranteed by the Company or any of its subsidiaries or any securities convertible into or exchangeable or exercisable for Debt Securities or any such long-term debt, notes or debentures, other than the Offered Securities to be sold pursuant to the Terms Agreement and other than pursuant to such other exceptions, if any, as are agreed to by the Representatives and set forth in the Terms Agreement. If the Offered Securities are convertible into Common Stock, during a period of 90 days from the Representation Date, the Company will not, without the prior written consent of the Representative designated in the Terms Agreement, directly or indirectly, effect any offer, sale or other disposition of, or registration of, shares of Common Stock or any right to purchase or other security convertible into or exchangeable or exercisable for or any securities of the Company substantially similar to any such shares, other than (A) the Offered Securities to be sold pursuant to the Terms Agreement, (B) shares of Common Stock issued upon conversion, exercise or exchange of convertible, exchangeable or exercisable securities of the Company or of any subsidiary of the Company outstanding on the Representation Date and (C) shares of Common Stock and options thereunder issued pursuant to employee benefit plans of the Company in place on the Representation Date as in effect on the Representation Date, and other than pursuant to such other exceptions, if any, as are agreed to by the Representatives and set forth in the Terms Agreement.

                  (i) Whether or not the transactions contemplated hereby or by the Terms Agreement are consummated or this Agreement is terminated or shall not become effective, to pay all costs and expenses incident or relating to the performance of the Company's obligations hereunder, including, without limiting the generality of the foregoing, all costs and expenses (i) incurred in connection with the preparation, issuance, execution and delivery of the Offered Securities (including, if applicable, the Common Stock issuable upon conversion thereof), (ii) incurred in connection with the preparation, printing and filing under the Securities Act and the Exchange Act of the Registration Statement, the Prospectus, any preliminary prospectus and each Prospectus Supplement (including in each case all exhibits, amendments and supplements thereto and all documents incorporated therein by reference), (iii) incurred in connection with the registration or qualification of the Offered Securities (including, if applicable, the Common Stock issuable upon conversion or exchange thereof) under the laws of such jurisdictions as the Representatives may request (including filing fees and the fees of counsel for the Underwriters and their disbursements), (iv) relating to any filing with the National Association of Securities Dealers, Inc. (the "NASD") in connection with the offering of the Offered Securities, (v) incurred in connection with the engagement of any qualified independent underwriter as may be required by NASD rules and regulations, (vi) incurred in connection with the rating of the Offered Securities, (vii) incurred in connection with advertising relating to the Offered Securities approved by the Company (which approval shall not be unreasonably withheld or delayed),
         (viii) relating to the fees and expenses of the applicable Trustee, including the fees and expenses of counsel to the applicable Trustee, and of the transfer agent and registrar for the Common Stock if the Offered Securities are convertible into the Common Stock and (ix) relating to or in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Terms Agreement, the Indenture relating to the Offered Securities, any Supplemental Indenture relating thereto, the agreement among underwriters, each other document or instrument relating to the underwriting arrangements and the coordination of the offering of the Offered Securities by the U.S. Underwriters and the International Managers, if applicable, any dealer agreements, the Preliminary and Supplemental Blue Sky Memoranda and the furnishing to the Underwriters and dealers of copies of the Registration Statement, the Prospectus and each Prospectus Supplement, including mailing and shipping, as herein provided.

                  (j) To furnish to the Representatives for a period of five years after the Representation Date copies of all reports or other communications (financial or other) furnished to holders of the Company's capital stock, and copies of any reports and financial statements furnished to or filed with the Commission.

                  (k) To use the net proceeds of the offering of the Offered Securities as set forth in the Prospectus Supplement under the caption "Use of Proceeds."

                  (l) During the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act in connection with sales (including resales) of the Offered Securities, to file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time period required by the Exchange Act and the Exchange Act Regulations.

                  (m) If the Offered Securities are convertible into Common Stock, the Company will use its best efforts to effect the listing of the shares of Common Stock issuable upon conversion of the Offered Securities on the New York Stock Exchange on the Representation Date.

                  (n) To reserve and keep available at all times, free of preemptive rights, sufficient shares of Common Stock to satisfy any obligations to issue shares of Common Stock upon conversion of all of the Offered Securities that are convertible into the Common Stock.

                  (o) To deliver copies of the Prospectus to such place or places as shall be designated by the Representatives not later than 1:00 p.m., New York City time, on the day after the date of the Terms Agreement.

                  6. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder to purchase the Underwritten Securities are subject to the following conditions:

                  (a) If any amendment to the Registration Statement filed prior to the Closing Date has not been declared effective as of the Representation Date, such amendment shall have become effective not later than 5:30 P.M., New York City time, on the Representation Date; and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission. The price of the Offered Securities and any price-related information previously omitted from the effective Registration Statement and the Prospectus Supplement shall have been transmitted to the Commission for filing pursuant to Rule 424 under the Securities Act within the prescribed time period and prior to the Closing Date the Company shall have provided to the Representatives evidence satisfactory to the Representatives of such timely filing.

                  (b) The representations and warranties of the Company contained herein and in the Terms Agreement shall be true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

                  (c) Subsequent to the Representation Date and prior to payment for the Underwritten Securities on the Closing Date, there shall not have occurred or become known any Material Adverse Change or any development involving a Prospective Material Adverse Change other than as set forth in the Registration Statement and the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwritten Securities on the terms and in the manner contemplated in the Registration Statement and the Prospectus. As used in this Section 6(c), "Prospectus" shall mean the Prospectus first used to confirm sales of the Offered Securities exclusive of any amendment or supplement thereto thereafter.

                  (d) The Representatives shall have received on and as of the Closing Date a certificate of the Company signed by the Chief Executive Officer, the Chief Operating Officer or the Chief Financial Officer or Treasurer of the Company to the effect set forth in subsections (a) and
         (b) of this Section 6 and to the further effect that since the most recent date as of which information is given in the

         Prospectus to the Closing Date there shall not have occurred any Material Adverse Change, or any development involving a Prospective Material Adverse Change. As used in this Section 6(d), "Prospectus" shall mean the Prospectus first used to confirm sales of the Offered Securities exclusive of any amendment or supplement thereto thereafter.

                  (e) The Representatives shall have received on the Closing Date a signed opinion of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P ("LSZHL"), special counsel for the Company, addressed to the Underwriters and dated the Closing Date and satisfactory to counsel for the Underwriters, to the effect that:

                        (i) The Company has been duly incorporated, is validly
                  existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own its property and to conduct its business as described in the Prospectus.

                        (ii) Each of this Agreement and the Terms Agreement has
                  been duly authorized, executed and delivered by the Company.

                        (iii) The Company has the requisite corporate power and
                  authority to execute, deliver and perform its obligations under the Indenture relating to the Offered Securities, and such Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act and (assuming the due authorization, execution and delivery by the Trustee thereunder) constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject to the effect of general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and the discretion of the court before which any proceeding therefor may be brought.

                        (iv) The Company has the requisite corporate power and
                  authority to issue and deliver the Offered Securities, and the Offered Securities have been duly authorized by the Company for issuance. The Offered

                  Securities, when executed by the Company and authenticated by the Trustee in accordance with the Indenture relating to the Offered Securities (assuming the due authorization, execution and delivery of the Indenture by the Trustee thereunder) and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement and the Terms Agreement will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and the discretion of the court before which any proceeding therefor may be brought.

                        (v) The Company has the requisite corporate power and
                  authority to execute, deliver and perform its obligations under the Supplemental Indenture (if applicable) relating to the Offered Securities, and the Supplemental Indenture (if applicable) has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery by the Trustee under the Indenture relating to the Offered Securities) constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and the discretion of the court before which any proceeding therefor may be brought.

                        (vi) The statements set forth or incorporated by
                  reference in the Registration Statement and the Prospectus insofar as such statements purport to summarize certain provisions of the Offered Securities (and the Common Stock, if applicable), the Indenture and the Supplemental Indenture provide a fair summary of such provisions.

                        (vii) If the Prospectus contains a section entitled"
                  Certain United States Federal Income Tax Considerations," the statements contained in such section, insofar as they constitute summaries of legal matters, are fair and accurate in all material respects.

                        (viii) If the Prospectus contains a section entitled
                  "Capitalization," the number of authorized shares of capital stock of the Company is as set forth in the Prospectus under "Capitalization". The authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Prospectus.

                        (ix) If the Offered Securities are convertible into
                  Common Stock, upon issuance and delivery of the Offered Securities, the Offered Securities shall be convertible at the option of the holder thereof into Common Stock in accordance with the terms of the Offered Securities and the Supplemental Indenture (if applicable) relating thereto; the Common Stock issuable upon conversion of the Offered Securities have been duly authorized and validly reserved for issuance upon such conversion by all necessary corporate action, and such Common Stock, when issued upon such conversion, will be validly issued, fully paid and nonassessable; no holder of the Common Stock will be subject to personal liability solely by reason of being such a holder; and the issuance of such shares upon such conversion will not be subject to preemptive rights arising by operation of law or under the charter or by-laws of the Company.

                        (x) At the time the Registration Statement and each
                  amendment thereto became effective and at the Representation Date, the Registration Statement and the Prospectus (other than the Form T-1 and the financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) appear on their face to be appropriately responsive to the applicable requirements of the Securities Act. The applicable Indenture, as amended by the Supplemental Indenture, complies with the requirements of the Trust Indenture Act.

                        (xi) Such counsel does not know of any legal or
                  governmental actions, suits or proceedings, pending or threatened, required to be disclosed in the Registration Statement which are not disclosed therein as required (provided that for such purpose such counsel need not regard any action, suit or proceeding to be "threatened" unless the potential litigant has manifested to the management of the Company or to such counsel a present intention to initiate such suit or proceeding).

                        (xii) Based upon such counsel's review of applicable
                  law, no authorization, approval, consent or order of any court or governmental or regulatory authority, body or agency or third party is required in connection with (A) the offering, issuance or sale of the Offered Securities or, if applicable, the valid authorization, issuance and delivery of the Common Stock issuable upon conversion of the Offered Securities, or
                  (B) the execution, delivery or full and timely performance of this Agreement, the Terms Agreement, the Indenture, the Supplemental Indenture (if applicable) or the Offered Securities by the Company, except such as may be required under the Securities Act, the Trust Indenture Act or state securities laws.

                        (xiii) To the best of such counsel's knowledge and
                  information, after due inquiry, the execution, delivery and the full and timely performance of this Agreement, the Terms Agreement, the Indenture and the Supplemental Indenture (if applicable) and the Offered Securities and the consummation of the transactions contemplated herein (including the issuance, sale and delivery of the Offered Securities and, if applicable, the issuance of the Common Stock upon conversion of the Offered Securities), will not constitute a breach of, or default under (including, without limitation, any event which with notice or lapse of time, or both, would constitute a breach of or a default under), or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any contract identified on a schedule to such opinion (the scope of which list of contracts being reasonably acceptable to the Representatives), nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any applicable law, rule, regulation or administrative, regulatory or court judgment, order or decree, except for any breach, default, lien, charge or encumbrance under any such contract as could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                        (xiv) Each document filed pursuant to the Exchange Act
                  (other than the financial statements, schedules and other financial and statistical data included therein, as to which such counsel need express no opinion) and incorporated or deemed to be incorporated by reference in the Prospectus appears on its face to be appropriately responsive to the applicable requirements of the Exchange Act.

                        (xv) The Company is not an investment company under the
                  Investment Company Act of 1940, nor a holding company or a subsidiary of a holding company under the Public Utility Holding Company Act of 1935.

                  Such counsel shall also state that they have been advised by the Commission that the Indenture has been qualified under the Trust Indenture Act and that the Registration Statement became effective under the Securities Act; that any required filings of the Prospectus pursuant to Rule 424(b) have been made in the manner and within the time period required by Rule 424(b); and that, based solely on conversations with the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to such counsel's knowledge, are contemplated under the Securities Act.

                  In addition, such counsel shall also include a statement to the effect that nothing has come to the attention of such counsel which leads such counsel to believe that (1) the Registration Statement (other than the financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not make any statement or express any opinion), when it became effective and at the Representation Date contained and, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) the Prospectus (other than the financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not make any statement or express any opinion) as of its date or at the Representation Date contained and, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  Such counsel in rendering such opinion may rely as to certain matters of fact on certificates of officers of the Company and of public officials; provided, however, that (a) such counsel shall state that such counsel, the Underwriters and counsel for the Underwriters are justified in relying upon such certificates and (b) such certificates shall have been delivered to the Representatives prior to the Closing Date. In rendering such opinion, such counsel may rely as to matters involving the application of laws of any jurisdiction other than the State of Texas or the United States or the General Corporation Law of the State of Delaware, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel who are reasonably satisfactory to counsel for the Underwriters; provided, however, that LSZHL shall state that LSZHL, the Underwriters and counsel for the Underwriters are justified in relying upon such opinion. In addition, such counsel may assume for purposes of such opinion that the laws of the State of New York are identical to the laws of the State of Texas.

                  (f) The Representatives shall have received on the Closing Date a signed opinion of James M. Shelger, General Counsel of the Company, addressed to the Underwriters and dated the Closing Date and satisfactory to counsel for the Underwriters, to the effect that:

                        (i) The Company has been duly incorporated, is validly
                  existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and to the best of such counsel's knowledge and information, after due inquiry, is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                        (ii) Each Subsidiary has been duly incorporated, is
                  validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                        (iii) Each of this Agreement and the Terms Agreement has
                  been duly authorized, executed and delivered by the Company.

                        (iv) The Company has the requisite corporate power and
                  authority to execute, deliver and perform its obligations under the Indenture relating to the Offered Securities, and such Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act and (assuming the due authorization, execution and delivery by the Trustee thereunder) constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject to the effect of general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and the discretion of the court before which any proceeding therefor may be brought.

                        (v) The Company has the requisite corporate power and
                  authority to issue and deliver the Offered Securities, and the Offered Securities have been duly authorized by the Company for issuance. The Offered Securities, when executed by the Company and authenticated by the Trustee in accordance with the Indenture relating to the Offered Securities (assuming the due authorization, execution and delivery of the Indenture by the Trustee thereunder) and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement and the Terms Agreement will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and the discretion of the court before which any proceeding therefor may be brought.

                        (vi) The Company has the requisite corporate power and
                  authority to execute, deliver and perform its obligations under the Supplemental Indenture (if applicable) relating to the Offered Securities, and the Supplemental Indenture (if applicable) has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery by the Trustee under the Indenture relating to the Offered Securities) constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and the discretion of the court before which any proceeding therefor may be brought.

                        (vii) The statements set forth or incorporated by
                  reference in the Registration Statement and the Prospectus insofar as such statements purport to summarize certain provisions of the Offered Securities (and the Common Stock, if applicable), the Indenture and the Supplemental Indenture provide a fair summary of such provisions.

                        (viii) If the Prospectus contains a section entitled
                  "Capitalization", the number of authorized shares of capital stock of the Company is as set forth in the Prospectus under "Capitalization". The authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Prospectus.

                        (ix) If the Offered Securities are convertible into
                  Common Stock, upon issuance and delivery of the Offered Securities, the Offered Securities shall be convertible at the option of the holder thereof into Common Stock in accordance with the terms of the Offered Securities and the Supplemental Indenture (if applicable) relating thereto; the Common Stock issuable upon conversion of the Offered Securities have been duly authorized and validly reserved for issuance upon such conversion by all necessary corporate action, and such Common Stock, when issued upon such conversion, will be validly issued, fully paid and nonassessable; no holder of the Common Stock will be subject to personal liability solely by reason of being such a holder; and the issuance of such shares upon such conversion will not be subject to preemptive rights arising by operation of law or under the charter or by-laws of the Company.

                        (x) All of the issued and outstanding capital stock of
                  each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and, to the best of such counsel's knowledge and information, after due inquiry, except as set forth in the Registration Statement and the Prospectus, is owned by the Company, directly or indirectly, free and clear of any perfected security interest, and, to the best of such counsel's knowledge and information, after due inquiry, any other security interests or claims.

                        (xi) Such counsel does not know of any legal or
                  governmental actions, suits or proceedings, pending or threatened, required to be disclosed in the Registration Statement which are not disclosed therein as required (provided that for such purpose such counsel need not regard any action, suit or proceeding to be "threatened" unless the potential litigant has manifested to the management of the Company or to such counsel a present intention to initiate such suit or proceeding).

                        (xii) To the best of such counsel's knowledge and
                  information, after due inquiry, there are no Contracts or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

                        (xiii) Based upon such counsel's review of applicable
                  law, no authorization, approval, consent or order of any court or governmental or regulatory authority, body or agency or third party is required in connection with (A) the offering, issuance or sale of the Offered Securities or, if applicable, the valid authorization, issuance and delivery of the Common Stock issuable upon conversion of the Offered Securities, or
                  (B) the execution, delivery or full and timely performance of this Agreement, the Terms Agreement, the Indenture, the Supplemental Indenture (if applicable) or the Offered Securities by the Company, except such as may be required under the Securities Act, the Trust Indenture Act or state securities laws.

                        (xiv) To the best of such counsel's knowledge and
                  information, after due inquiry, the execution, delivery and the full and timely performance of this Agreement, the Terms Agreement, the Indenture, the Supplemental Indenture (if applicable) and the Offered Securities, the consummation of the transactions contemplated herein (including the issuance, sale and delivery of the Offered Securities and, if applicable, the issuance of the Common Stock upon conversion of the Offered Securities), and compliance by the Company with its obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under (including, without limitation, any event which, with notice or lapse of time, or both, would constitute a breach of or a default under), or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any contract identified on a schedule to such opinion (the scope of which list of contracts being reasonably acceptable to the Representatives), nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any applicable law, rule, regulation or administrative, regulatory or court judgment, order or decree, except for any breach, default, lien, charge or encumbrance under any such contract as could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  In addition, such counsel shall also include a statement to the effect that nothing has come to the attention of such counsel which leads such counsel to believe that (1) the Registration Statement (other than the financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not make any statement or express any opinion), when it became effective and at the Representation Date contained and, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted on omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) the Prospectus (other than the financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not make any statement or express any opinion) as of its date or at the Representation Date contained and, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  Such counsel in rendering such opinion may rely as to certain matters of fact on certificates of officers of the Company and of public officials; provided, however, that (a) such counsel shall state that such counsel, the Underwriters and counsel for the Underwriters are justified in relying upon such certificates and (b) such certificates shall have been delivered to the Representatives prior to the Closing Date. In rendering such opinion, such counsel may rely as to matters involving the application of laws of (1) the General Corporation Law of the State of Delaware upon the written opinion of LSZHL delivered pursuant to clause (e) above of this Section 6 and (2) any jurisdiction other than the State of Texas or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel who are reasonably satisfactory to counsel for the Underwriters; provided, however, that James M. Shelger shall state that James M. Shelger, the

         Underwriters and counsel for the Underwriters are justified in relying upon such opinion. In addition, such counsel may assume for purposes of such opinion that the laws of the State of New York are identical to the laws of the State of Texas.

                  (g) On the Representation Date and also on the Closing Date, PricewaterhouseCoopers shall have furnished to the Representatives signed letters, addressed to the Underwriters and dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information included or incorporated by reference in the Registration Statement and the Prospectus.

                  (h) The Representatives shall have received on and as of the Closing Date a favorable opinion of Cahill Gordon & Reindel, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

                  (i) If the Offered Securities are convertible into Common Stock, on the Representation Date, the Common Stock issuable upon conversion of the Offered Securities shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

                  (j) At the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Securities (and, if applicable, the Common Stock) as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

                  (k) On or prior to the Closing Date the Company shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

                  (l) Subsequent to the execution and delivery of the Terms Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

                  (m) If the Offered Securities are convertible into Common Stock, the Company shall have delivered to the Representatives written agreements, in form and substance satisfactory to the Representative designated in the Terms Agreement, with each of its executive officers who owns Common Stock that no offer, sale or other disposition, or request or demand for registration under the Securities Act or inclusion in any other registration statement filed by the Company under the Securities Act, of any Common Stock or other capital stock of the Company, or warrants, options, convertible, exercisable or exchangeable securities, or other rights to purchase or acquire, Common Stock or other capital stock (or any such right or exchangeable, exercisable or convertible security) owned by such person, or with respect to which such person has the power of disposition, will be made for a period of 90 days after the date of this Agreement, directly or indirectly, by such executive officer, otherwise than (i) with the prior written consent of the Representative designated in the Terms Agreement and (ii) pursuant to such exceptions, if any, as are agreed to by the Representative designated in the Terms Agreement and set forth in the Terms Agreement.

                  (n) There shall not have been any amendment or supplement to the Registration Statement or the Prospectus to which the Underwriters shall have objected.

                  (o) The Company shall have complied with its obligations under
         Section 5(o).

                  The several obligations of the Underwriters designated in the Terms Agreement to purchase Option Securities hereunder on the Additional Closing Date are, unless otherwise agreed by the Underwriters designated in the Terms Agreement, subject to the conditions set forth in paragraph (a) to and including paragraph
(n) above on and as of the Additional Closing Date (references therein to the Closing Date shall be deemed references to the Additional Closing Date for this purpose), except that the certificate called for by paragraph (d), the opinions called for by paragraphs (e), (f) and (h) and the letters called for by paragraph (g) shall be dated as of, and delivered on, the Additional Closing Date, and to the delivery to the Representatives on the Additional Closing Date of such other documents as they may reasonably request.

                  7. Indemnification and Contribution. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation the legal fees and other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein; provided, however, that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Offered Securities if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus and is eliminated or remedied in the Prospectus and the Company has provided such Prospectus in accordance with Section 5(b) hereof (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and if it shall be established in the related action or proceeding that a copy of the Prospectus, if required by law (as so amended or supplemented, but exclusive of any documents incorporated therein by reference), shall not have been furnished to such person at or prior to the written confirmation of the sale of such Offered Securities to such person, except to the extent that such Prospectus contains any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related action or proceeding. For purposes of the proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any preliminary prospectus or the Prospectus to any person.

                  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus. For purposes of this Section 7 and Section 4(ii), the only written information furnished by the Underwriters to the Company expressly for use in the Registration Statement and the Prospectus is the information in the last paragraph of the cover page of the Prospectus Supplement and the third paragraph following the table under the caption "Underwriting" in the Prospectus Supplement.

                  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to any of the two preceding paragraphs of this Section 7, such person (hereinafter called the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (hereinafter called the "Indemnifying Person") in writing, and the Indemnifying

Person, upon request of the Indemnified Person, shall promptly retain counsel satisfactory to the Indemnified Person to represent the Indemnified Person in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) there has been a failure by the Indemnifying Person to retain promptly counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, as the case may be, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by the Representatives. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however, that the Indemnifying Person shall not be liable for any settlement effected without its consent pursuant to this sentence if the Indemnifying Person is contesting in good faith the request for reimbursement and all other fees and expenses of counsel not so contested shall have been reimbursed. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (1) includes an unconditional written release of such Indemnified Person, in form and substance satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (2) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

                  If the indemnification provided for in the first or second paragraph of this Section 7 is unavailable to any extent to an Indemnified Person under such paragraph in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities as follows: as between the Company on the one hand and the Underwriters on the other (i) in such proportion as is appropriate to reflect the aggregate relative benefits received by the Company and by the Underwriters from the offering of the Offered Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and by the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus bear to the aggregate public offering price of the Offered Securities. The relative fault of the Company on the one hand and of the

Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Offered Securities they have purchased hereunder, and not joint.

                  The indemnity and contribution agreements contained in this
Section 7 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

                  The indemnity and contribution agreements contained in this
Section 7 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Offered Securities.

                  8. Termination of Agreement. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Option Securities Underwriters with respect to the Option Securities) may be terminated in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (or, in the case of the Option Securities, prior to the Additional Closing Date)
(i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the National Association of Securities Dealers, Inc. or the American Stock Exchange, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either U.S. Federal or New York State authorities or exchange controls shall have been imposed by the United States, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

                  9. Effectiveness of Agreement; Additional Obligations of the Underwriters. This Agreement shall become effective upon the later of (x) the Representation Date and (y) release of notification by the Commission of the effectiveness of the most recent amendment to the Registration Statement filed prior to the Closing Date.

                  If, on the Closing Date or the Additional Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the aggregate principal amount of Offered Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Offered Securities to be purchased on such date, the other Underwriters (with respect to the Option Securities, to the extent such Underwriters are Option Securities Underwriters) shall be obligated severally in the proportions that (1) with respect to Underwritten Securities, the aggregate principal amount of Underwritten Securities set forth opposite their respective names in the annex or annexes to Exhibit I hereto bears to the aggregate principal amount of Underwritten Securities set forth opposite the names of all such non-defaulting Underwriters and (2) with respect to Option Securities, the aggregate principal amount of Underwritten Securities set forth opposite their respective names in the annex or annexes to Exhibit I hereto bears to the aggregate principal amount of Underwritten Securities set forth opposite the names of all such non-defaulting Underwriters who are Option Securities Underwriters, or in such other proportions as the Representatives may specify, to purchase the aggregate principal amount of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided, however, that in no event shall the aggregate principal amount of Offered Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-ninth of such aggregate principal amount of Offered Securities without the written consent of such Underwriter. If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase the aggregate principal amount of Offered Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Offered Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Offered Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such aggregate principal amount of Offered Securities are not made within 36 hours after such default, this Agreement (or the obligations of the several Underwriters to purchase the Option Securities, as the case may be) shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date (or, in the case of the Option Securities, the Additional Closing Date), but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  10. Reimbursement upon Occurrence of Certain Events. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the

Company shall be unable to perform its obligations under this Agreement, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder and pursuant to the Terms Agreement. In no event, however, shall the Company be responsible to the Underwriters for any loss of profits for failure to consummate the offering and sale of the Offered Securities.

                  11. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Offered Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                  12. Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives at the addresses as set forth in the Terms Agreement. Notices to the Company shall be given to it at Service Corporation International, 1929 Allen Parkway, Houston, Texas 77019 (facsimile:
(713) 525-9067); Attention: James M. Shelger.

                  13. Counterparts; Applicable Law. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly therein, without giving effect to the conflicts of laws provisions thereof.

                  If the foregoing is in accordance with your understanding, please sign and return six counterparts hereof.

                                         Very truly yours,

                                         SERVICE CORPORATION INTERNATIONAL


                                         By:   /s/ JAMES M. SHELGER
                                            ------------------------------------
                                            Name:  James M. Shelger
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary

CONFIRMED AND ACCEPTED,
  as of the date first above written


CHASE SECURITIES INC.
J.P. MORGAN SECURITIES INC.
NATIONSBANC MONTGOMERY SECURITIES LLC
WARBURG DILLION READ LLC
ABN AMRO INCORPORATED
CREDIT SUISSE FIRST BOSTON CORPORATION
SG COWEN SECURITIES CORPORATION



By:  CHASE SECURITIES INC.


By:     /s/ PETER F. MADONIA
   ---------------------------------------
     Name:  Peter F. Madonia
     Title: Managing Director



By:  J.P. MORGAN SECURITIES INC.


By:     /s/ RAYMOND SCHMITT
   ---------------------------------------
     Name:  Raymond Schmitt
     Title: Vice President

                                                                       EXHIBIT I


                        SERVICE CORPORATION INTERNATIONAL


                                  $600,000,000

                               6.0% Notes due 2005


                                 TERMS AGREEMENT


                                                                December 8, 1998


Service Corporation International
1929 Allen Parkway
Houston, Texas  77019

Attention:  James M. Shelger

Ladies and Gentlemen:

                  Chase Securities Inc. and J.P. Morgan Securities Inc. (collectively, the "Representatives"), NationsBanc Montgomery Securities LLC, Warburg Dillon Read LLC, ABN AMRO Incorporated, Credit Suisse First Boston Corporation and SG Cowen Securities Corporation understand that Service Corporation International, a Texas corporation (the "Company"), proposes to issue and sell $600,000,000 aggregate principal amount of its 6.0% Notes due 2005 (the "Notes") (the "Underwritten Securities"). The Notes are Senior Debt Securities and are to be issued under the Senior Indenture. Subject to the terms and conditions set forth herein or incorporated by reference herein, the Underwriters named in Annex A attached hereto offer to purchase, severally and not jointly, the aggregate principal amount of Underwritten Securities set forth opposite the name of each such Underwriter on Annex A hereto at a price of 98.737% of the principal amount thereof (the "Purchase Price"). The Closing Date shall be December 11, 1998, at 9:00 A.M., New York City time, at the offices of Cahill Gordon & Reindel.

                  The Underwritten Securities shall have the following terms:

         Title:  6.0% Notes due 2005
         Maturity:  December 15, 2005
         Interest rate:  6.0% per annum
         Interest payment dates:  June 15 and December 15, commencing June 15,
             1999
         Record Dates:  June 1 and December 1
         Redemption at option of Company: At any time, subject to a makewhole using a discount rate equal to the yield to maturity of a comparable treasury issue plus 15 basis points.
         Sinking fund provisions:  None
         Public offering price:  99.362% of the principal amount thereof

                  All the provisions contained in the document entitled "Underwriting Agreement -- Service Corporation International -- Debt Securities" (the "Underwriting Agreement") and dated December 8, 1998, a copy of which you have previously received, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if the Underwriting Agreement had been set forth in full herein. Terms defined in the Underwriting Agreement are used herein as therein defined.

                  The text of the first sentence of Section 5(h) of the Underwriting Agreement is hereby deleted for purposes of the purchase and sale of the Notes and the following shall be deemed inserted therein in lieu thereof:
"For a period beginning on the Representation Date to and including the Business Day following the Closing Date, not to, and not to cause or permit any subsidiary of the Company to, directly or indirectly, effect any offer, sale or other disposition of, or registration of, any debt securities or any other long-term debt, notes or debentures of or guaranteed by the Company or any of its Subsidiaries which are substantially similar to the Notes (which expressly shall be deemed not to include any debt securities or guarantees of debt securities issued under the S-4) without the prior written consent of the Representatives."

                  Any action by the Underwriters hereunder may be taken by the Representatives jointly on behalf of the Underwriters. Notices to the Underwriters shall be given to the Representatives c/o Chase Securities Inc., 270 Park Avenue, New York, New York 10017 (facsimile: (212) 834-6170);
Attention: Peter Madonia, and J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 (facsimile: (212) 648-5909); Attention: Syndicate Department.

                  This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly in such state, without giving effect to the conflicts of laws provisions thereof. Times referred to herein are to New York City time.

                  Please accept this offer no later than December 8, 1998 by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us, or by sending us a written acceptance in the following form:

                  "We hereby accept your offer, set forth in the Terms Agreement, dated December 8, 1998, to purchase the Underwritten Securities on the terms set forth therein and agree to and accept all other terms and provisions of the Terms Agreement."

                                                Very truly yours,

                                                CHASE SECURITIES INC.
                                                J.P. MORGAN SECURITIES INC.
                                                NATIONSBANC MONTGOMERY
                                                  SECURITIES LLC
                                                WARBURG DILLON READ LLC
                                                ABN AMRO INCORPORATED
                                                CREDIT SUISSE FIRST BOSTON
                                                  CORPORATION
                                                SG COWEN SECURITIES CORPORATION



                                                By: CHASE SECURITIES INC.


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                By: J.P. MORGAN SECURITIES INC.


                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:

Accepted as of the date first above written:

SERVICE CORPORATION INTERNATIONAL


By:
   -----------------------------------------
   Name:
   Title:

                                                                         ANNEX A



                                                         Aggregate
                                                     Principal Amount
                                                      of Underwritten
                                                        Securities
Underwriters                                          To Be Purchased
------------                                          ---------------

Chase Securities Inc................................   $195,000,000
J.P. Morgan Securities Inc..........................    195,000,000
NationsBanc Montgomery Securities LLC...............     60,000,000
Warburg Dillon Read LLC.............................     60,000,000
ABN Amro Incorporated...............................     30,000,000
Credit Suisse First Boston Corporation..............     30,000,000
SG Cowen Securities Corporation.....................     30,000,000
                                                       ------------

                   Total:                              $600,000,000
                                                       ============

                                                                      SCHEDULE I



                     Significant Subsidiaries of the Company
                     within the meaning of Rule 1-02 of
                     Regulation S-X under the Securities
                     Exchange Act of 1934.




         Investment Capital Corporation, a Texas corporation

         SCI Funeral Services of New York, Inc., a New York corporation

         SCI Funeral Services, Inc., an Iowa corporation

         SCI International Limited, a Delaware corporation

         SCI Texas Funeral Services, Inc., a Texas corporation

         SCIT Holdings, Inc., a Delaware corporation

         OGF-PFG, a French corporation

         Service Corporation International France, a French corporation